UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

TEL Offshore Trust

(Exact name of registrant as specified in its charter)

Texas	1-6910	76-6004064
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6599

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2015, the Bank of New York Mellon made an advance to the TEL Offshore Trust (the “Trust”) in the amount of $484,000. The Bank of New York Mellon Trust Company, N.A., in its capacity as corporate trustee (the “Trustee”) for the Trust, as the borrower, has entered into a Renewal Demand Promissory Note (the “Renewal Note”) in the original principal amount of $1,056,885, dated as of September 25, 2015, with the Bank of New York Mellon, as lender (the “Lender”), evidencing (i) the renewal and extension of the indebtedness originally evidenced by that certain Demand Promissory Note in the original principal amount of $363,000 dated October 1, 2014, (ii) the September 25, 2015 advance described above, and (iii) previous advances made by the Lender on behalf of the Trust. The Renewal Note bears interest at the rate of one-half percent (0.5%) per annum.  Pursuant to the terms of the Renewal Note, all amounts outstanding under the Renewal Note will be due and payable in cash on the earliest to occur of (i) the date written demand for payment is made by the Lender or (ii) December 31, 2016.  The Trust may prepay any outstanding principal and accrued and unpaid interest under the Renewal Note, in whole or in part, at any time without penalty.

The foregoing description of the Renewal Note is qualified in its entirety by reference to the full text of the Renewal Note, a copy of which is attached as Exhibit 10.1 to the Form 8-K, which is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01, the Trustee has entered into the Renewal Note with the Lender to evidence the indebtedness described above in Item 1.01. The information and summaries set forth in Item 1.01 are incorporated by reference into this Item 2.03.

The Trustee currently expects to use the proceeds of the loan under the Renewal Note from time to time to meet current financial obligations of the Trust not otherwise covered by royalty income.  The Trust Agreement for the Trust prohibits the Trustee from making any distributions to unitholders until the loan is repaid in full.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 10.1                              Renewal Demand Promissory Note in the original principal amount of $1,056,885, dated September 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: October 20, 2015		By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Renewal Demand Promissory Note in the original principal amount of $1,056,885, dated September 25, 2015